SUPPLEMENT dated as of October 1, 1997 to the Security Agreement (as amended, supplemented, or modified from time to time, the "Security Agreement") dated as of April 3, 1997 among UNIDIGITAL ELEMENTS (NY) INC., a New York corporation, UNIDIGITAL ELEMENTS (SF), INC., a Delaware corporation, UNIDIGITAL/CARDINAL CORPORATION, a Delaware corporation (now known as UNISON
(NY), INC.), and UNIDIGITAL/BORIS CORPORATION, a Massachusetts corporation ("UBC") (collectively, the "Debtors"), and THE CHASE MANHATTAN BANK (the "Bank")

     Reference is hereby made to the Credit  Agreement dated as of April 3, 1997
(as  amended,   supplemented,  or  modified  from  time  to  time,  the  "Credit
Agreement") among the Debtors and the Bank.

     Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

     The Debtors have entered into the Security Agreement to induce the Bank to make the Loans. Pursuant to Section 5.09 of the Credit Agreement, the undersigned Subsidiary of the Company (a "New Debtor") as the successor by merger to UBC is required to confirm that it has become a party to the Security Documents pursuant to one or more instruments or agreements satisfactory in form and substance to the Bank.

     Accordingly, and for other good and lawful consideration the receipt and sufficiency of which are hereby acknowledged, the Bank and the New Debtor agree as follows:

     Section 1. (a) The New Debtor hereby acknowledges that it is the successor by merger to UBC, an original party to the Security Agreement, and further acknowledges that as such successor by merger it is bound by all of the obligations of, and grants of security interests by, UBC as an original party thereto, and the New Debtor hereby expressly further assumes and confirms all of such obligations and grants of security interests.

     (b) Without limiting Section 1(a), the New Debtor hereby agrees and confirms that pursuant hereto it has become a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor, and the New Debtor hereby agrees (i) to all the terms and provisions of the Security Agreement applicable to it as a Debtor under such Security Agreement, and (ii) represents and warrants that the representations and warranties made by it as a Debtor under the Security Agreement are true and correct on and as of the date hereof. In furtherance of the foregoing and as further security for the payment and performance in full of its "Obligations" as an additional "Debtor" within the meaning of the Security Agreement and for all purposes of the Security Agreement, the New Debtor does hereby further create and grant to the Bank and its successors and assigns, a security interest in the Collateral (as such term is defined in the Security Agreement) of the New Debtor. Each reference to a "Debtor" in the Security Agreement shall be deemed to include the New Debtor. The Security Agreement is hereby incorporated herein by reference.

     Section 2. The New Debtor represents and warrants to the Bank that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     Section 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original. but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Bank shall have received counterparts of this Supplement that, when taken together, bear the signature of the New Debtor and the Bank.

     Section 4. The New Debtor hereby represents and warrants that (i) set forth on Schedule I attached hereto is a true and correct schedule of the locations of any and all Collateral of the New Debtor, and (ii) set forth under its signature hereto is the true and correct location of the principal place of business and chief executive office of the New Debtor and its Federal Taxpayer Identification Number. The New Debtor agrees to furnish (including herewith) to the Bank (i) such other information as the Bank shall reasonably request in connection with such New Debtor or its Collateral, and (ii) all instruments, documents, or agreements that the Bank shall request in connection with the establishment or perfection of the Liens arising under the Security Agreement, including, without limitation, all Uniform Commercial Code financing statements, duly executed and in proper form for filing as the Bank shall request in respect of the Liens arising under the Security Agreement (whether originally granted by UBC or by the New Debtor hereto) and in respect of the termination of any other Liens previously encumbering any Collateral of the New Debtor.

     Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in any other Loan Document shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid. illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Credit Agreement. All communications and notices hereunder to the New Debtor shall be given to it at the address set forth under its signature hereto.

     Section 9. The New Debtor agrees to reimburse the Bank for its expenses incurred in connection with this Supplement. including the reasonable fees, other charges and disbursements of counsel.

     IN WITNESS WHEREOF, the New Debtor and the Bank have duly executed this Supplement as of the day and year first above written.

                                        UNISON (MA), INC. a Delaware corporation


                                        By:/s/ William E. Dye
                                           -----------------------------------
                                           Name:  William E. Dye
                                           Title:  Chairman


                                        Address of principal place
                                        of business and chief
                                        executive office:

                                             451 "D" Street
                                             Boston, MA 02210

                                        Federal Taxpayer
                                        Identification Number  04-3393578

                                        THE CHASE MANHATTAN BANK


                                        By:/s/ Eugene J. Ward
                                           -----------------------------------
                                           Name:  Eugene J. Ward
                                           Title:  V P

                                                                      Schedule I


                            Location(s) of Collateral
                            -------------------------

                                 451 "D" Street
                                Boston, MA 02210



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